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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1998-1

                                                                  MONTHLY REPORT - COMBINED
Determination Date:                   10-Feb-99
Remittance Date:                      16-Feb-99
Month End Date:                       31-Jan-99
------------------------------------------------------------------------------------------------------------------------------------
(a)   Class I A Distribution
         Amount                                                                                                    5,538,521.13
(b)   Class I A Distribution Principal                                                                             2,932,912.07
            Scheduled Payments of Principal                                                      580,408.32
            Partial Prepayments                                                                  289,484.91
            Scheduled Principal Balance
              Principal Prepayment in Full                                                     1,756,093.66
            Scheduled Principal Balance
              Liquidated Contracts                                                               306,925.18
            Scheduled Principal Balance
              Repurchases                                                                              0.00
(c)   Class I A Interest                                                                                           2,605,609.06
         Distribution
      Class I A Interest Shortfall                                                                                         0.00
(d)   Class I A Remaining Certificate
         Balance                                                                                                 468,315,147.59
      Class II A Remaining Certificate
         Balance                                                                                                 243,653,931.21

(e)   Class II A Distribution Amount                                                                               3,164,709.15

(f)   Class II A Distribution Principal                                                                            1,948,703.22
            Scheduled Payments of Principal                                                   264,992.49
            Partial Prepayments                                                               139,560.93
            Scheduled Principal Balance
              Principal Prepayment in Full                                                  1,420,960.36
            Scheduled Principal Balance Liquidated
              Contracts                                                                       123,189.44
            Scheduled Principal Balance Repurchases                                                 0.00

(g)   Class II A Interest Distribution                                                                             1,216,005.93
      Class II A Interest Shortfall                                                                                        0.00

(h)   Class I A Pass Through Rate                                                                                     6.635000%
      Class II A Pass Through Rate                                                                                    5.570000%

(i)   Monthly Servicing Fee                                                                                          597,375.58

(j)   Delinquency                                                     # of Contracts                              Prin. Balance
                                                                      --------------                              -------------
            a)  One Monthly Payment Delinquent                                   220                               7,408,803.93
            b)  Two Monthly Payments                                              80                               2,769,995.11
            c)  Three or more Monthly Payments                                     1                                  18,000.25
                                                                      --------------                              -------------
                                                                                 301                              10,196,799.29
                                                                      ==============                              =============

(k)   Repurchased Contracts                    Contract Number        Repurchase Price                           Difference Paid by
                                                                                                                 Seller
                                                                      --------------------------------------------------------------
                                                                                  0.00                                          0.00
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
                                                                      -------------                             ---------------
                                                 Total Repurchases             0.00                                        0.00
                                                                      =============                             ===============

(l)   Repossessions or Foreclosures                                          Number                              Actual Balance
                                                                      -------------                             ---------------
                                                                   BOP           38                             $  1,180,438.30
                                                         Repossessions
                                                                  Plus           34                                1,007,470.47
                                                         Repossessions
                                                            this Month
                                                                  Less          -19                                ($432,514.28)
                                                          Liquidations
                                                                      -------------                             ---------------
                                                                   EOP           53                             $  1,755,394.49
                                                         Repossessions
                                                                      =============                             ===============

(m)   Group I Enhancement Payment                                                                                          0.00
      Group II Enhancement Payment                                                                                         0.00

(n)   Monthly Advance Group I                                                                                              0.00
      Outstanding Amount Advanced Group I                                                                                  0.00
      Monthly Advance Group II                                                                                             0.00
      Outstanding Amount Advanced Group II                                                                                 0.00

(o)   Group I Deposit to Special Account                                                                                   0.00
      Group II Deposit to Special Account                                                                                  0.00

(p)   Amount Distributed to Class R Certificateholders                                                               714,281.11

(q)   Net Weighted Average Contract Rate Group I                                                                          9.51%
      Net Weighted Average Contract Rate Group II                                                                         8.31%

(r)   Group I Pool Principal Balance percentage                                                                      97.979196%
      Group II Pool Principal Balance percentage                                                                     97.559594%

(s)   Aggregate Deficiency Amounts                                                                                         0.00
      Servicer Deficiency Amounts received                                                                                 0.00

(t)   Net Funds Carryover Amount paid to Class II A Certificateholders                                                     0.00
      Net Funds Carryover Amount remaining                                                                                 0.00
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